Supplement dated July 25, 2014 to Prospectuses dated May 1, 2006 for

Touchstone Gold and Touchstone Advisor Flexible Premium Variable Annuities

and Prospectus dated May 1, 2000 for

Touchstone Select Flexible Premium Variable Annuity

Issued by Western-Southern Life Assurance Company

Through its Separate Account 1

This supplement to the prospectuses identified above describes a Fund name change in your variable annuity issued by Western-Southern Life Assurance Company.  Please retain this supplement to the prospectuses for future reference.

Trust and Portfolio Name Changes Effective August 11, 2014

•                  The DWS Investments VIT Funds trust will become Deutsche Investments VIT Funds trust.

•                  The DWS Equity 500 Index VIP fund will become Deutsche Equity 500 Index VIP fund.

This is for informational purposes only. You are not required to take any action. If you need assistance, you can contact our offices in writing at 400 Broadway, Cincinnati, Ohio 45202 or call us at 1-800-669-2796.